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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY
                            OFFER FOR ALL OUTSTANDING
                    8-3/8% SENIOR SUBORDINATED NOTES DUE 2008
                                 IN EXCHANGE FOR
                    8-3/8% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                                 FOODMAKER, INC.

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           THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                    TIME, ON August 26, 1998, UNLESS EXTENDED
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         Registered holders of privately placed 8-3/8% Senior Subordinated Notes
Due 2008 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 8-3/8% Senior Subordinated Notes Due 2008 (the "New Notes") and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes and Letter of Transmittal or any other documents required by the Letter of Transmittal to First Union National Bank, as exchange agent (the "Exchange Agent"), on or prior to the Expiration Date, or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis must use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "THE EXCHANGE OFFER--Guaranteed Delivery Procedures" in the Prospectus.

                       THE EXCHANGE AGENT FOR THE OFFER IS

                            FIRST UNION NATIONAL BANK


           By Hand:                             By Mail or Overnight Delivery:

  First Union National Bank                       First Union National Bank
 40 Broad Street, 5th Floor                    1525 West W.T. Harris Boulevard
   New York, New York 10004                    Charlotte, North Carolina 28288
  Attention: Keith Williams                   Attention: Reorg. Dept. 3C3-NC1153


                                  By Facsimile:

                            First Union National Bank
                               Fax: (704) 590-7628
                      Confirm by Telephone: (704) 590-7408
                             Attention: Reorg. Dept.

        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.



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Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 (the "Registration Statement") filed by Foodmaker, Inc., a Delaware corporation, and its guarantor subsidiaries with the Securities and Exchange Commission and the accompanying Prospectus dated _______, 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

                                        DESCRIPTION OF SECURITIES TENDERED

NAME AND ADDRESS OF REGISTERED HOLDER           CERTIFICATE NUMBER(S)                   PRINCIPAL AMOUNT OF
    AS IT APPEARS ON THE OLD NOTES            OF OLD NOTES TRANSMITTED                 OLD NOTES TRANSMITTED
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

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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc., hereby guarantees to deliver to the Exchange Agent at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date.

Name of Firm:___________________________________________________________________

________________________________________________________________________________
                             (Authorized Signature)

Address:________________________________________________________________________
                                                                      (Zip Code)

Area Code and Telephone Number:_________________________________________________

Name:___________________________________________________________________________
                             (Please Type or Print)

Title:__________________________________________________________________________

Date:________________________, 1998

         If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:_____________________________

Date:___________________________________________

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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